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                                                                   Exhibit 10.26

                          RESTRICTED STOCK AGREEMENT

         RESTRICTED STOCK AGREEMENT dated as of January 1, 2000 (the "Grant Date") between UCAR International Inc. (the "Company") and Gilbert E. Playford (the "Recipient").


                                   BACKGROUND

         The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to provide incentives to the Recipient by, among other things, granting him 100,000 shares (the "Shares") of its common stock, par value $.01 per share (the "Common Stock"), subject to the restrictions and conditions set forth herein. Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement between the Company and the Recipient, as in effect at the relevant time (the "Employment Agreement").

         In consideration of the covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1

                           GRANT OF RESTRICTED SHARES

        1.1 GRANT OF RESTRICTED SHARES. The Shares are hereby granted to the Recipient. The Shares consist of treasury shares that have previously been listed on the New York Stock Exchange.

        1.2 RESTRICTIONS. All of the Shares are subject to the restrictions and conditions set forth in Article 2.

                                   ARTICLE 2

               VESTING AND OTHER RESTRICTIONS ON RESTRICTED SHARES

        2.1 UNVESTED SHARES. All of the Shares are unvested. Shares shall vest as, but only as, provided in Section 2.2.

        2.2      VESTING.

                (a) The first 70,000 of the Shares shall vest on June 30, 2003 so long as the Recipient is then employed as a senior executive officer of the Company. The remaining 30,000 of the Shares shall vest on December 31, 2004 so long as the Recipient is then employed as a senior executive officer of the Company.

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                (b) Notwithstanding Section 2.2(a), all unvested Shares shall vest immediately upon:

                    (i) Termination of Employment of the Recipient by reason of the Recipient's death or Disability;

                    (ii) Termination of Employment of the Recipient by the Company without Cause, which for the purposes of this Agreement includes Termination of Employment by the Company to facilitate its pursuit of any litigation initiated by the Company unless the Board determines at the time of such Termination that the Recipient has or may have liability to the Company in connection with the subject matter of such lawsuit; and

                    (iii) Resignation by the Recipient from employment with Company for Good Reason.

                (c) This Agreement does not change the procedural or other provisions under the Employment Agreement applicable to a Termination of Employment; provided, however, that, if the Board makes a determination described in Sections 2.2(b)(ii) and 2.3 (c)(i)and it is subsequently determined that the Recipient does not have such liability to the Company, then all unvested Shares which are forfeited pursuant to Section 2.3(c)(i) by reason of such determination shall be returned to the Recipient in full satisfaction of all liability which the Company may have to the Recipient in respect of all matters related to such forfeiture.

        2.3     FORFEITURE.

                (a) Except to the extent vested under Section 2.2(b), all Shares shall be forfeited on June 30, 2003 if the Recipient is not then employed as a senior executive officer of the Company.

                (b) Except to the extent vested under Section 2.2(a) or 2.2(b), 30,000 Shares shall be forfeited on December 31, 2004 if the Recipient is not then employed as a senior executive officer of the Company.

                (c)  All unvested Shares shall be forfeited upon:

                     (i) Termination of Employment of the Recipient by the Company for Cause, which for purposes of this Agreement includes Termination of Employment by the Company upon a determination by the Board at the time of such Termination that the Recipient has or may have liability to the Company in connection with the subject matter of any lawsuit mentioned in
                            Section 2.2(b)(ii);

                     (ii) Resignation by the Recipient from employment with the Company without Good Reason;

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                     (iii)  Retirement of the Recipient; or

                     (iv) Termination of Employment of the Recipient with Company at the end of the Term of the Employment Agreement (regardless of which party gives notice of non-renewal or the reasons therefor).

        2.4 REVERSION TO TREASURY SHARES. All Shares which are forfeited pursuant to Section 2.3 shall automatically (and without further action by the Company or the Recipient) revert back to the Company and shall thereupon again constitute treasury shares.

        2.5    CERTIFICATES EVIDENCING SHARES.

               (a) The Shares will be evidenced by two (2) stock certificates in the amounts of 70,000 Shares and 30,000 Shares, respectively (the "Certificates"). Prior to vesting, (i) the Certificates will be held by the Company, together with blank stock powers executed by the Recipient, and (ii) the Shares will be subject to stop transfer instructions given by the Company to the transfer agent for the Common Stock. Upon the vesting of any Shares, the Certificate evidencing such Shares and the related stock power will be given to the Recipient. Upon forfeiture of any Shares, the Company will cancel the Certificate(s) evidencing such Shares and destroy the related stock power(s).

               (b) Each Certificate will bear a restrictive legend on its reverse side in substantially the following form:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS THEREFROM. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF EFFECTIVE REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED THEREUNDER. THE TRANSFER OF THESE SECURITIES IS RESTRICTED UNDER THE RESTRICTED STOCK AGREEMENT DATED AS OF JANUARY 1, 2000 BETWEEN THE COMPANY AND GILBERT E. PLAYFORD.

        2.6    TRANSFER OF SHARES.

               (a) Unvested Shares cannot be transferred or pledged; provided, however, that unvested Shares can be transferred to family members of the Recipient and trusts for the benefit of the Recipient and such family members so long as the proposed transferee (i) agrees in writing to be bound by the terms of this Agreement, including those set forth in Articles 2 and 3, (ii) gives a blank, executed stock power to the Company to be held with the Certificate representing the Shares so transferred and (iii) complies with such other terms

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and conditions as the Company may in good faith impose. Any attempt to effect a transfer of unvested Shares other than in accordance with this Section 2.6(a) shall be null and void.

               (b) To the extent necessary to permit resale by the Recipient or such family members or trusts of vested Shares, the Company will, upon request, use reasonable efforts to register the resale of such Shares under the Securities Act of 1933, as amended (the "Act"), so long as the Company is permitted to do so on Form S-3 or S-8 or a similar abbreviated form and subject to such terms and conditions as Company may in good faith impose.

                                   ARTICLE 3

                           INVESTMENT REPRESENTATIONS

        3.1 INVESTMENT REPRESENTATIONS. The Recipient hereby represents and warrants that he is acquiring the Shares for investment solely for his own account and not with a view to distribution of the Shares. The Recipient acknowledges that neither the issuance nor the resale of the Shares has been registered under the Act and that an instruction will be given to the Company's transfer agent for the Common Stock that the Shares are subject to restrictions on transfer in accordance with this Agreement.

                                   ARTICLE 4

                                  MISCELLANEOUS

        4.1 NOTICES. All notices, requests and demands given to a party must be given in writing and shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows or to such other address of which the intended receiving party shall have been duly notified hereunder:

              (a)   If to the Company, to the following address:

                                   UCAR International Inc.
                                   3102 West End Avenue, Suite 1100
                                   Nashville, Tennessee  37203
                                   Attn: General Counsel
                                   Telecopy: (615) 760-7785

               (b)   If to the Recipient, to the following address:

                                    Gilbert E. Playford
                                    5200 St. Andrews Island Drive
                                    Grand Harbor
                                    Vero Beach, Florida  32967
                                    (561) 564-0936

        4.2 AMENDMENT. This Agreement may be amended only by a writing executed by the parties which specifically states that it is amending this Agreement.


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        4.3    GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein without regard to the conflicts of law principles thereof.

        4.4 TITLES. Titles are provided herein for convenience only and shall not serve as a basis for interpretation or construction of this Agreement.

        4.5 COUNTERPARTS. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties as of the date first written above.



RECIPIENT                                   UCAR INTERNATIONAL INC.



 /s/ G. E. Playford                         By: /s/ Karen G. Narwold
----------------------------                   --------------------------------
    Gilbert E. Playford                     Name: Karen G. Narwold
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------






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                                   STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

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              ----------------------------------------------------
      Please insert social security or other identifying number of assignee

                                **SEVENTY THOUSAND**
              ------------------------------------------- (70,000) shares of the
Common Stock of UCAR International Inc. standing in his name on the books of
said Corporation represented by Certificate No.    UC0360      herewith and does
                                                -------------
hereby irrevocably constitute and appoint ______________________ attorney to transfer the said shares on the books of said Corporation with full power of substitution in the premises.


                                                /s/ G. E. Playford
Dated: _____________________                    _____________________________
                                                   Gilbert E. Playford





In presence of



________________________________




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                                   STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

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              ----------------------------------------------------
      Please insert social security or other identifying number of assignee

                                **THIRTY THOUSAND**
              ------------------------------------------- (30,000) shares of the
Common Stock of UCAR International Inc. standing in his name on the books of said Corporation represented by Certificate No. _____________ herewith and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said shares on the books of said Corporation with full power of substitution in the premises.


                                                /s/ G. E. Playford
Dated: _____________________                    _____________________________
                                                   Gilbert E. Playford





In presence of



________________________________




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